                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                             _____________________

                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                       Date of report: September 4, 2001


                           CORINTHIAN COLLEGES, INC.
              (Exact Name of Registrant as Specified in Charter)

Delaware                                        0-25283                    33-0717312
(State or other jurisdiction of          Commission file number     (I.R.S. Employer
  Incorporation or organization)                                  Identification No.)

6 Hutton Centre Drive, Suite 400, Santa Ana, California                      92707
(Address of principal executive offices)                                  (Zip Code)




                                (714) 427-3000
             (Registrant's telephone number, including area code)

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Item 9.

     Pursuant to the requirements of Regulation FD Rules 100-103, Corinthian Colleges, Inc. (the "Company") hereby reports that, for the fiscal years and fourth fiscal quarters ended June 30, 1999, June 30, 2000 and June 30, 2001, the Company's bad debt expense as a percentage of revenue was as follows:

------------------------------------------------------------------------------------------------------------------------------------
 Bad Debt Expense (unaudited)
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                            Q4               Fiscal Year              Q4              Fiscal Year          Q4         Fiscal Year
                           1999                  1999                2000                2000             2001           2001
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Revenue                34,762,688           132,971,915             46,032,954        170,734,310       66,404,794     244,163,044
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Bad Debt Expense        2,078,495             7,672,731              2,106,913          8,759,961        4,150,459      13,964,858
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
% of Revenue                5.98%                 5.77%                  4.58%              5.13%            6.25%           5.72%
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------------------------------------------------------------------------------------------------------------------------------------

     The Company reaffirms its statements in the "Business Outlook" section of its press release dated August 30, 2001 regarding its expected results of operations for the fiscal year ending June 30, 2002. These expectations include bad debt expense during fiscal 2002 at approximately the same percentage of revenue as experienced by the Company during its fourth fiscal quarter ended June 30, 2001.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                           CORINTHIAN COLLEGES, INC.



September 4, 2001                          /s/ Dennis N. Beal
                                           _________________________________
                                           Dennis N. Beal
                                           Executive Vice President and
                                           Chief Financial Officer

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